EXHIBIT 10.16

swissfirst
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swissfirst Bank AG
Bellariastrasse 23
CH-8002 Zurich                OTC Contract Note
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                              The following transaction was broked and executed
                              through swissfirst Bank AG:


Seller:                          Roche Holdings, Inc., Wilmington, USA
                                 Contact Person: Mr. Marcel F. Kohler

Buyer:                           swissfirst Bank AG, Zurich
                                 Contact Person: Mr. M. Massarotti

Number of Contracts:             65,000

Call/Put:                        Call

Option Style:                    European

Underlying:                      Laboratory Corp of America Holdings

Security Number:                 US50540R4092

Multiplier                       1

Trade Date:                      November 26, 2001

Value Date:                      November 29, 2001

Expiration Date:                 November 15, 2002

Strike Price:                    USD 80.00

Price Per Option:                USD 13.00

Total Premium:                   USD 845,000.00

Total Underlying Value:          USD 5,200,000.00

                                                                        S.E.&O.
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To be transmitted by telefax to swissfirst Bank AG:
Telefax Number +4441-1-204 81 81
Acknowledged by:  Roche Holdings, Inc., Wilmington, USA